UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2005

Luminent Mortgage Capital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	012-36309	06-1694835
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Market, Spear Tower, 30th Floor, San Francisco, California		94105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	415 978-3000

909 Montgomery Street, San Francisco, CA 94133
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2005, the Board of Directors of Luminent Mortgage Capital, Inc., approved the Third Amended and Restated Bylaws. The amendments were made to make the Bylaws more consistent with current corporate practices and Maryland law. The Third Amended and Restated Bylaws are included as exhibit 3.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 3.2

Third Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminent Mortgage Capital, Inc.

August 8, 2005	By:	/s/ Christopher J. Zyda

Name: Christopher J. Zyda
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.2	Third Amended and Restated Bylaws